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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 11, 1996
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                     First Financial Caribbean Corporation
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            (Exact name of registrant as specified in this charter)


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
               Puerto Rico                      0-17224                         66-0312162
        ----------------------------     ---------------------      ---------------------------------
        (State or other jurisdiction     (Commission File No.)      (IRS Employer Identification No.)
         of incorporation)
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico             00920
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(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code:  (787) 749-7100
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ITEM 5.  OTHER EVENTS

On September 11, 1996, First Financial Caribbean Corporation (the "Company") issued a press release regarding the effects of the passage of Hurricane Hortense on the operations of the Company. A copy of the press release is attached as Exhibit 99(a) to this Current Report on Form 8-K.

On September 12, 1996, the Company issued a press release announcing that its newly-established broker-dealer subsidiary, AAA Financial Services Corporation, had received all required regulatory approvals to commence operations. A copy of the press release is attached as Exhibit 99(b) to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              99(a) Press Release dated September 11, 1996

              99(b) Press Release dated September 12, 1996
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                              FIRST FINANCIAL CARIBBEAN CORPORATION


                              By:       /s/ Richard F. Bonini
                                 ---------------------------------------
                                            Richard F. Bonini
                                    Senior Executive Vice President and
                                    Chief Financial Officer



Date: September 13, 1996

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                                 EXHIBIT INDEX

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EXHIBIT NUMBER                    DESCRIPTION                      PAGE
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
      99(a)             Press Release dated September 11, 1996

      99(b)             Press Release dated September 12, 1996
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